
                                                                                                               EXHIBIT 10.8

        Dios                                           LEASE CONTRACT

                                                       (Premises)

Lessor                                                                                                   Contract number
Diosfastigheter AB                                                                                       14001-0306
- ------------------------------------------------------------------------------------------------------------------------------------
Lessee                                                                                                   Org. no./Civil reg. no.
Industri-Matematik                                                                                       556102-7680
- ------------------------------------------------------------------------------------------------------------------------------------
Address of premises                             Postal address                                           District, plot, area
Kungsgatan 12                                   411 19 Gothenburg                                        within Vallgraven 61:1
- ------------------------------------------------------------------------------------------------------------------------------------
Address for communications (only to be stated if different from the address of the premises)

- ------------------------------------------------------------------------------------------------------------------------------------
Scope of the premises, see attached drawing and room description appendix 3 and 4

Total area:             Retail outlet area:         Office area:        Storage area:           Other area:

                        above ground     m/2/      1250     m/2/                 m/2/                   m/2/

approx. 1250 m/2/       below ground     m/2/               m/2/                 m/2/                   m/2/
- ------------------------------------------------------------------------------------------------------------------------------------
Use of premises                                                                                                Heating charge area
Offices                                                                                                                       m/2/
- ------------------------------------------------------------------------------------------------------------------------------------
Lease period from inc.  to inc.          Cancellation period                                                   Extension period
01-01-95                31-12-97         12 months before expiry of lease period                               3 years
- ------------------------------------------------------------------------------------------------------------------------------------
Annual or basic rent                     Quarterly rent                                                        Monthly rent
SEK 1,150,000.00                         SEK 287,500.00
- ------------------------------------------------------------------------------------------------------------------------------------
During the lease period the rent shall be recalculated according to the enclosed index clause, appendix 1

- ------------------------------------------------------------------------------------------------------------------------------------
Over and above the annual or basic rent will be added:                                                         Property tax

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                                                                          Value-added tax

XXXXXXXXXXXXXXXXXXXXXXXXXX
Charge for electricity                                                                                         XXXXXXXXXXXXXXX
Rent for ...... garage                                                                                         XXXXXXXXXXXXXXX
or car parking places                                                                                          XXXXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Payment of rent shall be made without a request on the last weekday before the beginning of each quarter or month at the latest.
- ------------------------------------------------------------------------------------------------------------------------------------
The lessee's share of the property tax amounts to SEK ... and is calculated pursuant to outgoing rents in the property.

The share of the property tax shall not change during the lease and extension periods.

The general provisions printed on the reverse side and the following special provisions apply for this contract.

- -the index enumeration shall be performed in accordance with appendix 1, but the increase shall be maximised at 4% annually for 9 years.

- -For the period 01-01-95 - 30-09-95 rent shall be paid in accordance with a special agreement (appendix 2)


In general what is prescribed in 12 chap. of the Real Property Code applies.  In particular, the rule concerning forfeiture of the leasehold right should be observed.
- ------------------------------------------------------------------------------------------------------------------------------------

The above contract which is drawn up in two identical copies is herewith approved.

Uppsala and Gothenburg                     [Hand-written] 31 AUGUST 1994

DIOSFASTIGHETER AB

[Signature]                               [Signature]
Lessor                                    Lessee



I certify that the preceding is a fair and accurate English translation o' the original document.


/s/ Lars-Goran Peterson
    -------------------
Lars-Goran Peterson
Vice President, Chief Financial Officer and Secretary
Industri-Matematik International Corp.